                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-28052, 33-56737, 33-66932, 33-56735,
33-57113 and 33-66934.



                                        Arthur Andersen LLP

                                        /s/ Arthur Andersen LLP


New York, New York
March 11, 1996


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